SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549



                                 FORM 8-K

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(D) OF THE

                      SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) July 13, 1995


Exact name of registrant as specified in charter: DDL
Electronics, Inc.

State or other jurisdiction:  Delaware
Commission file number:    1-8101
IRS employer Identification No.:  33-0213512


Address of principal executive offices:  7320 SW Hunziker Road,
Tigard, Oregon 97223-2302

Registrant's telephone number, including area code   (503)
620-1789

Item 5.

On July 13, 1995, DDL Electronics, Inc. (the "Company") issued a press release attached hereto as Exhibit 99.1 indicating that corporate officers had been appointed.

ITEM 7.  Exhibits

Exhibit        Description

99.1           News release dated July 13, 1995




                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              DDL ELECTRONICS, INC.



Dated:  July 13, 1995     By: /s/ Don A. Raig
                          Don A. Raig
                          Interim President and Chief Operating
                          Officer